North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

Class R Shares (Symbol: NSMYX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

Class R Shares (Symbol: NSDRX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

(the “Funds”)

Supplement dated July 10, 2015

to the Funds’ Prospectus and Statement of Additional Information (“SAI”)

dated July 7, 2015

The following supersedes any contrary information contained in the Funds’ current Prospectus and SAI.

Class I shares of the North Star Micro Cap Fund, North Star Dividend Fund and North Star Bond Fund and Class A shares and Class I shares of the North Star Opportunity Fund are currently available for sale.  Class R Shares of the North Star Micro Cap Fund, North Star Dividend Fund and North Star Opportunity Fund are currently not available for sale at this time. Investors should disregard all reference to Class R shares in the Prospectus and SAI.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 7, 2015, which provide information that you should know about each Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.